LEXINGTON TAX FREE MONEY FUND, INC.
                                  P.O. Box 1515
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663

                                 -----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 -----------------


                                November 5, 1996

    Notice is hereby given that a Special Meeting of the Shareholders of the Lexington Tax Free Money Fund, Inc. (the "Fund"), a Maryland corporation, will be held on November 5, 1996 at 9:30 a.m. Eastern time at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New Jersey for the following purposes:

      I. To elect eleven directors to serve as members of the Board of Directors of the Fund;

     II. To ratify or reject the selection of KPMG Peat Marwick as independent certified public accountants of the Fund; and

    III. The transaction of such other business as may be properly brought before the meeting.

    Shareholders of record at the close of business on September 10, 1996 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                   By Order of the Board of Directors,




                                   Lisa A. Curcio, Secretary



October 10, 1996

                       LEXINGTON TAX FREE MONEY FUND, INC.
                                  P.O. Box 1515
                             Park 80 West, Plaza Two
                         Saddle Brook, New Jersey 07663

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                             Dated October 10, 1996

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                November 5, 1996

GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Lexington Tax Free Money Fund, Inc. (the "Fund"), a Maryland corporation, for use at a Special Meeting of Shareholders (the "Meeting") to be held on November 5, 1996 at 9:30 a.m. Eastern time at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New Jersey, and at any adjournment thereof, and was first mailed to shareholders on or about October 10, 1996. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management or agents appointed by Management may also solicit proxies by telephone, telegraph or personal interview. The costs of solicitation will be borne by the Fund.

    The following are the Proposals for the Meeting:

      I. Shareholders will be asked to elect eleven directors to serve as members of the Board of Directors of the Fund;

     II. Shareholders will be asked to ratify or reject the selection of KPMG Peat Marwick as independent certified public accountants of the Fund; and

    III. Shareholders will be asked to transact such other business as may be properly brought before the meeting.

    The Board of Directors has fixed the close of business on September 10, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 26,072,940 outstanding shares of the Lexington Tax Free Money Fund, Inc., each share being entitled to one vote on each matter to come before the Meeting. As of September 10, 1996, the following shareholders each beneficially owned 5% or more of a Fund's shares:


Name                                  Shares Owned      Fund Outstanding
----                                  ------------      ----------------

Piedmont Financial Company
P.O. Box 20124
Greensboro, N.C. 27420                 1,540,562                5%

    The Fund's Annual Report for the year ended December 31, 1995, including financial statements, has been sent to all shareholders of record on February 23, 1996. The Annual Report does not, however, form any part of the proxy soliciting material. A copy of the Fund's Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, may be received ,free of charge, by calling the Fund, toll free, at 1-800-526-0056.

    The favorable vote of the holders of a simple majority of the shares represented at the Meeting, assuming a quorum of 50% of the outstanding shares is present, is required for the election of Directors (Proposal I, below) and for the ratification of the selection of KPMG Peat Marwick as independent certified public accountants (Proposal II, below).

    In addition to the solicitation of proxies by mail, the Fund may utilize the services of officers and employees of the Fund, Lexington Management Corporation, the Fund's investment adviser (the "Adviser" or the "Investment Adviser"), and Lexington Funds Distributor, Inc., the Fund's distributor (the "Distributor"), none of whom receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. The estimated costs of solicitation of proxies are expected to be approximately $7,500 in the aggregate for the Fund and will be borne by the Fund. The Fund may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

    In the event that a quorum of shareholders is not represented at the Meeting or at any adjournment thereof, or, even if a quorum is so represented, in the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to be held within a reasonable time after the date originally set for the Meeting (but not more than 60 days after the original record date for the Meeting), and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote in favor of any such adjournment if such proxies instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment if such proxies instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjournment meeting.

    THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED BY THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR APPROVAL OF EACH OF THE ABOVE PROPOSALS.

                                   Proposal I

                              ELECTION OF DIRECTORS

    Eleven directors are to be elected at the Meeting as the entire Board of Directors, to hold office until the next meeting and until their successors shall have been elected and shall have qualified. If authority is granted on the accompanying proxy to vote in the election of Directors, it is the intention of the persons named in the proxy to vote at the Meeting for the election of the nominees named below, each of whom has consented to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors or the Board may reduce the number of Directors as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the nominees listed below will be unable to serve if elected.


                                                                                   Year First       Shares Owned
Nominee's Name                                                                      Became A        Beneficially
and Age                        Principal Occupation for Past 5 Years                Director      Sept. 10, 1996**
-------                        -------------------------------------                -------       ----------------

S.M.S. Chadha          Director. Secretary, Ministry of External Affairs, New         1996                0
(59)                   Delhi, India; Head of Foreign Service Institute, New
                       Delhi, India; Special Envoy of the Government of India;
                       Director, Special Unit for Technical Cooperation among
                       Developing Countries, United Nations Development Pro-
                       gram, New York.

*Robert M. DeMichele   President and Chairman; Chairman and Chief Executive           1982                0
(51)                   Officer, Lexington Management Corporation; Chairman
                       and Chief Executive Officer, Lexington Funds Distributor,
                       Inc.; President and Director, Lexington Global Asset Man-
                       agers, Inc.; Director, Chartwell Re Corporation; Director,
                       Continental National Corporation; Director, The Naviga-
                       tor's Group, Inc.; Chairman, Lexington Capital Manage-
                       ment, Inc.; Director, Vanguard Cellular Systems, Inc.;
                       Chairman of the Board, Market Systems Research Advi-
                       sors, Inc. (registered investment advisors).

Beverley C. Duer       Director. Private Investor; formerly, Manager of Opera-        1987                0
(67)                   tions Research Department, CPC International, Inc.

*Barbara R. Evans      Director. Private Investor; formerly, Assistant Vice Presi-    1990                0
(36)                   dent and Securities Analyst, Lexington Management Cor-
                       poration.

*Lawrence Kantor       Vice President and Director. Executive Vice President,         1984                0
(49)                   Managing Director and Director, Lexington Management
                       Corporation; Executive Vice President and Director, Lex-
                       ington Funds Distributor, Inc.; Executive Vice President
                       and General Manager -Mutual Funds, Lexington Global
                       Asset Managers, Inc.

Jerard F. Maher        Director. General Counsel, Federal Business Centers;           1996                0
(50)                   Counsel, Ribis, Graham & Curtin; Trustee, Lexington
                       Convertible Fund since 1986.


Andrew M. McCosh       Director. Professor of the Organisation of Industry and        1996                0
(56)                   Commerce, Department of Business Studies, The Univer-
                       sity of Edinburgh, Scotland.




                                                                                   Year First       Shares Owned
Nominee's Name                                                                      Became A        Beneficially
and Age                        Principal Occupation for Past 5 Years                Director      Sept. 10, 1996**
-------                        -------------------------------------                -------       ----------------

Donald B. Miller       Director. Chairman, Horizon Media, Inc.; Trustee, Galaxy       1981             10,144
(73)                   Funds (registered investment companies); Director,
                       Maguire Group of Connecticut.


John G. Preston        Director. Associate Professor of Finance, Boston College.      1987                0
(64)

Margaret W. Russell    Director. Private Investor.                                    1981                0
(76)

Philip C. Smith        Director. Private Investor; Director, Southwest Investors
(84)                   Income Fund, Inc., Government Income Fund, Inc., U.S.
                       Trend Fund, Inc., Investors Cash Reserve and Plimony
                       Fund, Inc. (registered investment companies).                  1979                838


 *An  "interested  person"  as defined in  Section  2(a)(19)  of the  Investment
  Company Act of 1940, as amended.

**Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

    All of the Directors hold similar offices with some or all of the other registered investment companies advised and/or whose shares are distributed by Lexington Management Corporation ("LMC") and Lexington Fund Distribution, Inc. ("LFD"). LMC, P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund. LFD, P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the distributor of the Fund.

    The Board of Directors met 5 times during the twelve months ended December 31, 1995, and each of the Directors attended at least 75% of those meetings.

                              Officers of the Fund




                                                                                   Year First       Shares Owned
Nominee's Name                                                                      Became An       Beneficially
and Age                        Principal Occupation; Other Associations              Officer      Sept. 10, 1996**
-------                        ----------------------------------------             -------       ----------------
Robert M. DeMichele*   Chairman of the Board (see page 4).                            1982                0
(51)

Richard M. Hisey*      Vice President and Treasurer. Managing Director, Chief         1987             35,395
(38)                   Financial Officer and Director, Lexington Management
                       Corporation; Vice President, Chief Financial Officer and
                       Director, Lexington Funds Distributor, Inc.; Executive
                       Vice President and Chief Financial Officer, Lexington
                       Global Asset Managers, Inc.

Lawrence Kantor*       Vice President and Director (see page 5).                      1984                0
(49)



                                                                                   Year First       Shares Owned
Nominee's Name                                                                      Became An       Beneficially
and Age                        Principal Occupation; Other Associations              Officer      Sept. 10, 1996**
-------                        ----------------------------------------             -------       ----------------
Denis Jamison*         Vice President and Portfolio Manager. Senior Vice Presi-       1981                0
(49)                   dent, Lexington Management Corporation. Mr. Jamison is
                       a Chartered Financial Analyst and a member of the New
                       York Society of Security Analysts.

Lisa Curcio*           Vice President and Secretary. Senior Vice President and        1985             11,101
(36)                   Secretary, Lexington Management Corporation; Vice
                       President and Secretary, Lexington Funds Distributor,
                       Inc.; Secretary, Lexington Global Asset Managers, Inc.

--------------
 *Messrs. DeMichele, Hisey, Jamison and Kantor and Ms. Curcio hold similar offices with some or all of the other registered investment companies advised and/or whose shares are distributed by Lexington Management Corporation and Lexington Funds Distributor, Inc.

**Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

    As of September 10, 1996, the Directors and executive officers of the Fund as a group beneficially owned a total of 57,478 Fund shares constituting less than 1% of all issued and outstanding shares of the Fund.

             Remuneration of Trustees and Certain Executive Officers

    Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director (or Trustee) of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995 each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

    Set forth below is information regarding compensation paid or accrued during the period January 1, 1995 to December 31, 1995 for each Director:

----------------------------------------------------------------------------------------------------------
                                Aggregate            Total Compensation From        Number of Directorships
Name of Director          Compensation from Fund      Fund and Fund Complex             in Fund Complex
----------------------------------------------------------------------------------------------------------
 Robert M. DeMichele                    0                        0                            15
----------------------------------------------------------------------------------------------------------
 Beverley C. Duer                  $1,456                  $22,616                            15
----------------------------------------------------------------------------------------------------------
 Barbara R. Evans                       0                        0                            14
----------------------------------------------------------------------------------------------------------
 Lawrence Kantor                        0                        0                            14
----------------------------------------------------------------------------------------------------------
 Donald B. Miller                  $1,456                  $22,616                            14
----------------------------------------------------------------------------------------------------------
 John G. Preston                   $1,456                  $22,616                            14
----------------------------------------------------------------------------------------------------------
 Margaret Russell                  $1,456                  $22,616                            13
----------------------------------------------------------------------------------------------------------
 Philip C. Smith                   $1,456                  $22,616                            14
----------------------------------------------------------------------------------------------------------
 Francis A. Sunderland*            $1,456                  $22,616                            13
----------------------------------------------------------------------------------------------------------

*Retired


                                       5

Retirement Plan for Eligible Directors

    Effective September 12, 1995, the Directors instituted a Retirement Plan for
Eligible Directors (the "Plan") pursuant to which each Director (who is not an employee of any of the funds managed by the Adviser, the Adviser, administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director is entitled to receive from the Covered
Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director's years of service (not in excess of 15 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director. The Plan establishes age 72 as a mandatory retirement age for Directors; however, Directors serving the Covered Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors serving the Covered Funds as of September
12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director dies prior to receiving full benefits under the Plan, the Director's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

    Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

    Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Directors Duer, Miller, Preston, Russell, Smith and Sunderland are 18, 22, 18, 15, 26 and 36, respectively. The following table refers to retirement compensation for the trustees and directors of the entire Lexington fund complex (the investment companies managed by LMC):

                  Highest Annual Compensation Paid by All Funds

             $20,000          $25,000        $30,000        $35,000
Years of
Service             Estimated Annual Benefit Upon Retirement
-------             ----------------------------------------
  15         $15,000          $18,750        $22,500        $26,250
  14          14,000           17,500         21,000         24,500
  13          13,000           16,250         19,500         22,750
  12          12,000           15,000         18,000         21,000
  11          11,000           13,750         16,500         19,250
  10          10,000           12,500         15,000         17,500


                                       6

                                   Proposal II

                          RATIFICATION OR REJECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors, including a majority of the directors who are not interested persons of the Fund, unanimously appointed KPMG Peat Marwick, as independent certified public accountants to examine and to report on the financial statements of the Fund for the fiscal year ending December 31, 1996.
Such appointment was expressly conditioned upon the right of the Fund by a vote of the majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment. Such firm has no direct or indirect interest in the Fund.

    Representatives of KPMG Peat Marwick are not expected to be present at the Meeting.

    The Board of Directors recommends that you vote FOR the ratification of the selection of KPMG Peat Marwick as independent certified public accountants to examine and report on the financial statements of the Fund for the fiscal year ending December 31, 1996.

                                  Proposal III

                                  OTHER MATTERS

    The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION

    A. The Investment Adviser

    LMC, P.O. Box 1515, Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund. The Investment Adviser identifies and analyzes possible investments for the Fund, determines the amount and timing of such investments, and the form of investment. The Investment Adviser has the responsibility of monitoring and reviewing the Fund's portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Investment Adviser's responsibility to cause the purchase and sale of securities in the Fund's portfolio, subject at all times to the policies set forth by the Fund's Board of Directors. The Investment Adviser also provides certain administrative and managerial services to the Fund.

    B. The Principal Underwriter

    Lexington  Funds  Distributor,  Inc.  ("LFD"),  P.O. Box 1515, Park 80 West,
Plaza Two, Saddle Brook,  New Jersey 07663, is the principal  underwriter of the
Fund. The Principal Underwriter promotes the sale and arranges for the sale of shares through its representatives and to investment dealers. LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, N.J. 07663.

    C. The Administrator

    LMC  also  acts  as   administrator   to  the  Fund  and  performs   certain
administrative and internal accounting  services,  including but not limited to, maintaining  general  ledger  accounts,  regulating  compliance  preparation  of


                                       7

financial information for semi-annual and annual reports, preparing registration
statements,   calculating  net  asset  values,  shareholder  communications  and supervisor  of  custodian,  transfer  agent  and  provides  facilities  for such services.

                         SUBMISSION OF PROPOSALS FOR THE
                          NEXT MEETING OF SHAREHOLDERS

    Under the  Lexington  Tax Free Money Fund's  Articles of  Incorporation  and
By-Laws, annual meetings of shareholders are not required to be held unless necessary under the Investment Company Act of 1940, as amended (for example, when fewer than a majority of the Directors have been elected by shareholders).
Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Lexington Tax Free Money Fund at P.O. Box 1515, Park 80
West,  Plaza Two,  Saddle Brook,  New Jersey 07663,  and must be received by the
Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS  IMPORTANT  THAT  PROXIES BE  RETURNED  PROMPTLY.  IF YOU DO NOT EXPECT TO
ATTEND THE  MEETING,  PLEASE SIGN YOUR PROXY CARD  PROMPTLY AND RETURN IT IN THE
ENCLOSED  ENVELOPE  TO AVOID  UNNECESSARY  EXPENSE  AND  DELAY.  NO  POSTAGE  IS
NECESSARY.

October 10, 1996

                                   By Order of the Board of Directors,




                                   Lisa A. Curcio, Secretary




                                       8

                       LEXINGTON TAX FREE MONEY FUND, INC.

                                      PROXY

THIS PROXY IS  SOLICITED BY THE BOARD OF  DIRECTORS  of the  Lexington  Tax Free
Money Fund, Inc. (the "Fund"), for use at a Special Meeting of Shareholders to be held at the offices of the Fund, Park 80 West, Plaza Two, Saddle Brook, New
Jersey, on November 8, 1996 at 9:30 a.m. Eastern time.

The undersigned hereby appoints Peter Corniotes and Richard J. Lavery, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of common stock of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:



(Left Column)

 ---
| X |  PLEASE MARK BOX IN
 ---   BLUE OR BLACK INK

Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote
FOR all of the above items.

Receipt of Notice of Special Meeting is hereby  acknowledged.

                                            ------------------------
Please sign, date and return promptly.       Date
--------------------------------------------------------------------



------------Sign here exactly as name(s) appears hereon-------------

IMPORTANT: Joint owners must EACH sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.



(Right Column)

ITEM I
                                                  For      With-      For All
                                                           hold       Except
                                                  ----     ----        ----
                                                 |    |   |    |      |    |
                                                  ----     ----        ----

Votes on Proposal to elect trustees to serve as members of the Board of Trustees of the Fund, the nominees are:

              S.M.S. Chadha, Robert M. DeMichele, Beverley C. Duer,

               Barbara R. Evans, Lawrence Kantor, Jerard F. Maher,

              Andrew M. McCosh, Donald B. Miller, John G. Preston,

                    Margaret W. Russell and Philip C. Smith.

TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY  INDIVIDUAL  NOMINEE,  MARK THE "FOR ALL
EXCEPT" BOX, AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

ITEM II                                           For      Against    Abstain

                                                  ----     ----        ----
                                                 |    |   |    |      |    |
                                                  ----     ----        ----

Vote on Proposal to ratify the selection of KPMG Peat Marwick as independent certified public accountants to the Fund.

ITEM III                                          For      Against    Abstain

                                                  ----     ----        ----
                                                 |    |   |    |      |    |
                                                  ----     ----        ----

The transaction of such other business as may be properly brought before the meeting.




